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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 23, 2004


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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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        CAYMAN ISLANDS                   1-10809                 98-0191089
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

              XL HOUSE, ONE BERMUDIANA ROAD, HAMILTON, BERMUDA HM11
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 292 8515

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS.

         On August 23, 2004, XL Capital Ltd, a Cayman Islands exempted limited company (the "Company" or the "Registrant"), issued $300,000,000 aggregate principal amount of 5.25% Senior Notes due 2014 (the "Notes") in a public offering. The Company sold the Notes pursuant to an Underwriting Agreement and related Pricing Agreement, each dated as of August 18, 2004, by and among the Company and Morgan Stanley & Co. Incorporated and Lehman Brothers Inc., as underwriters. The Company received $296,946,000 in proceeds from the sale of the Notes after deducting underwriting discounts. The Notes were issued under a Senior Debt Indenture, which the Company entered into with The Bank of New York, as Trustee, on June 2, 2004, and a First Supplemental Indenture, which the Company entered into with The Bank of New York, as Trustee, on August 23, 2004.

         This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection therewith as exhibits to the shelf registration statement on Form S-3 (Registration No. 333-116245) first filed with the Securities and Exchange Commission on June 7, 2004, and as thereafter amended by the Registrant, XL Capital Finance (Europe) plc, XL Capital Trust I, XL Capital Trust II and XL Capital Trust III (the "Registration Statement"), which became effective on August 6, 2004, and such exhibits are hereby incorporated into the Registration Statement by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits. The following exhibits are filed herewith:

      EXHIBIT NO.         DESCRIPTION
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         1.1      Underwriting Agreement, dated August 18, 2004, by and among the Registrant and Morgan Stanley & Co. Incorporated and Lehman Brothers Inc., as Underwriters.

         1.2 Pricing Agreement, dated August 18, 2004, by and among the Registrant and Morgan Stanley & Co. Incorporated and Lehman Brothers Inc., as Underwriters.

         4.1 First Supplemental Indenture, dated August 23, 2004, to the Indenture, dated June 2, 2004, between the Registrant and The Bank of New York, as Trustee.

         4.2      Form of Senior Note (included in Exhibit 4.1 hereto).

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 23, 2004

                                        XL CAPITAL LTD
                                            (Registrant)


                                        By:       /s/ Paul S. Giordano
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                                           Name:  Paul S. Giordano
                                           Title: Executive Vice President,
                                                  General Counsel & Secretary